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                                                                   EXHIBIT 10-12

            SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


            SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 11, 1997 ("Second Amendment") among THE NAVIGATORS GROUP, INC. (the "Borrower"), BROWN BROTHERS HARRIMAN & CO., ("BBH&Co."), NBD BANK (formerly NBD BANK, N .A.; "NBD"), FIRST UNION NATIONAL BANK (formerly First Union National Bank of North Carolina; "FUNB") (each of BBH&Co., NBD and First Union a "Lender" and, collectively, the "Lenders"), THE FIRST NATIONAL BANK OF CHICAGO, as issuer of Letters of Credit (as defined in the Credit Agreement referred to below) ("Issuing Bank") and BROWN BROTHERS HARRIMAN & CO., as agent for the Lenders and the Issuing Bank (in such capacity, together with its successors and assigns in such capacity, the "Agent").

            PRELIMINARY STATEMENT. Reference is made to the Amended and Restated Credit Agreement dated as of November 26, 1996 among the Borrower, the Lenders, the Issuing Bank and the Agent, as amended by the First Amendment to the Amended and Restated Credit Agreement dated as of April 9, 1997 (as so amended, the "Credit Agreement"). Any term used herein and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement.

            Each of the parties hereto have agreed to amend certain provisions of the Credit Agreement as hereinafter set forth.

            SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of this date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

            (a) The definition of "Revolving Credit Commitment" is amended in its entirety to read as follows:

            "Revolving Credit Commitment" means for each period specified below the amount specified for such period:

                Period                                       Amount
                ------                                       ------
From December 11, 1997 to and                             $25,000,000
including December 31, 1997

From January 1, 1998 to and including                      $24,500,000
March 31, 1998

From April 1, 1998 to and including                        $24,000,000

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
                Period                                       Amount
                ------                                       ------
June 30, 1998

From July 1,1998 to and including                          $23,500,000
September 30, 1998

From October 1, 1998 to and including                      $23,000,000
December 31, 1998

From January 1, 1999 to and including                     $22,500,000
March 31, 1999

From April 1, 1999 to and including                        $22,000,000
June 30, 1999

From July 1, 1999 to and including                         $21,500,000
September 30, 1999

From October 1, 1999 to and including                      $20,000,000
December 31, 1999

From January 1, 2000 to and including                      $18,000,000
March 31, 2000

From April 1, 2000 to and including                        $16,000,000
June 30, 2000

From July 1, 2000 to and including                         $14,000,000
September 30, 2000

From October 1, 2000 to and including                      $12,000,000
December 31, 2000

From January 1, 2001 to and including                      $11,250,000
March 31, 2001

From April 1, 2001 to and including                        $10,500,000
June 30, 2001

From July 1, 2001 to and including                         $ 9,750,000
September 30, 2001

From October 1, 2001 to and including                      $ 9,000,000
December 31, 2002

From January 1, 2003 to and including                      $ 7,000,000
March 31, 2003

From April 1, 2003 to and including                        $ 5,250,000
June 30, 2003

From July 1, 2003 to and including                         $ 3,500,000
September 30, 2003

From October 1, 2003 to and including                      $ 1,750,000
December 31, 2003

            (b) The definition of "Revolving Credit Termination Date" is amended in its entirety to read as follows:

            "Revolving Credit Termination Date" means December 31, 2003.


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            (c) Section 10.01, Events of Default, is amended by deleting clause
"(13)" thereof in its entirety.

            SECTION 2. Conditions of Effectiveness. This Second Amendment shall become effective on the date on which each of the following conditions has been fulfilled:

            (1) Second Amendment. The Borrower, the Lenders, the Issuing Bank and the Agent shall each have executed and delivered this Second Amendment;

            (2) Amendment Fee. The Borrower shall pay to the Agent for the benefit of the Lenders an amendment fee in an amount equal to $35,000.00.

            (2) Officer's Certificate, etc. The following statements shall be true and the Agent shall have received a certificate signed by a duly authorized officer of the Borrower dated the date hereof stating that, after giving effect to this Second Amendment and the transactions contemplated hereby:

            (a) The representations and warranties contained in the Credit Agreement and in each of the Loan Documents are correct on and as of the date hereof as though made on and as of such date; and

            (b)   No Default or Event of Default has occurred and is continuing.

            (6) Additional Documentation. The Agent shall have received such other approvals, opinions or documents as any Lender or the Issuing Bank may reasonably request.

            SECTION 3. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Loan Documents the Credit Agreement, shall mean and be a reference to the Credit Agreement previously amended and as amended hereby.

            (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of the Lenders, the Issuing Bank or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

             SECTION 4. Costs, Expenses and Taxes. The Borrower agrees to pay
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Lenders, the Issuing Bank or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

            SECTION 4. Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, reproduction, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder (including the fees and out-of-pocket expenses of external counsel for the Agent, but not the legal fees for internal or external legal counsel of the Lenders), with respect thereto.
In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Second Amendment and the other instruments and documents to be delivered hereunder, and agrees to hold the Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

            SECTION 5. Governing Law. This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State.

            SECTION 6. Headings. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

            SECTION 7. Counterparts. The Second Amendment may be executed by the parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                     THE NAVIGATORS GROUP, INC.,
                                      as Borrower



                                     By /s/ Bradley D. Wiley
                                        ---------------------------
                                        Name: Bradley D. Wiley
                                        Title: Sr VP, CFO & Secretary


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